                                                                    Exhibit 99.1

press release
                                          Sierra Health Services, Inc.
                                                           2724 North Tenaya Way
                                                         Las Vegas, Nevada 89128
                                                                  (702) 242-7000

FOR IMMEDIATE RELEASE

CONTACTS:  Peter O'Neill                            Paul Palmer
           VP, Public & Investor Relations      SVP, Chief Financial Officer
           (702) 242-7156                           (702) 242-7112

                    SIERRA REPORTS 1ST QUARTER 2003 EARNINGS
                           OF $0.50 PER DILUTED SHARE
    Quarterly EPS Beats Estimates by $0.10; Company Raises Guidance for 2003

     LAS  VEGAS,  April  22,  2003 - Sierra  Health  Services,  Inc.  (NYSE:SIE)
reported  today that income from  continuing  operations  for the quarter  ended
March 31, 2003 was $15.4  million or $0.50 per diluted  share,  compared to $7.1 million or $0.24 per diluted  share for the same period in 2002,  an increase of
116%. For the quarter,  discontinued operations had a loss of $406,000, compared to income of $239,000  for the same period in 2002.  Net income for the quarter, after the loss from discontinued operations, was $15.0 million, compared to $7.4 million for the same period in 2002. Revenues from continuing operations for the quarter were $352.3  million,  compared to $303.7 million for the same period in
2002, an increase of 16%.

     According to First Call,  analysts  had expected  Sierra to post an average first  quarter  earnings  per share of $0.40,  and annual  earnings per share of
$1.73.  The company had  previously  announced it expected to make between $0.40 and $0.42 per share for the first  quarter and  between  $1.75 and $1.80 for the year.  Sierra  now  expects to make  between  $2.15 and $2.25 for the year 2003, inclusive of $0.15 to $0.20 per share for TRICARE proposal preparation costs.

     In the first quarter, Sierra's medical care ratio improved 353 basis points to 78.3%  from  81.9% for the same  period  in 2002.  As a  percentage  of total revenue,  general and administrative expenses for the first quarter improved 100 basis points to 9.7% from 10.7% for the same period in 2002.

     Sierra's  medical  claims  payable  balance  increased to $101.2 from $98.0 million at December 31, 2002.  Days in claims payable were 48 days,  compared to the same number of days for the first quarter of 2002 and 50 days  sequentially.
To further  improve service and customer  relations with its medical  providers, the company has  implemented  several  new claims  processes  to reduce the time required to make payments.  Additionally, the frequency of claims check runs has been increased from two per week to three per week.

                                   ---more---

Sierra Reports 1st Quarter 2003 p.2/2/2/2/2

     Cash flow  from  continuing  operations  was  $29.3  million  for the first quarter of 2003, including a $30.0 million payment from the Centers for Medicare and Medicaid  Services (CMS)  received on April 1, 2003.  This compares to $22.9 million  sequentially,  which excludes a $29.9 million payment from CMS received on December 31, 2002. In the fourth quarter of 2002,  the company  received four
CMS  payments  compared  to two in the first  quarter  of 2003.  Sierra's  total external debt from continuing  operations was $115.8 million,  compared to $60.9 million at  December  31,  2002,  and  includes  $115.0  million  for the senior convertible  debentures issued in March,  2003. The company has not yet drawn on its new $65.0 million credit facility.

     "Our first  quarter  results bode well for another  successful  year," said
Anthony M. Marlon,  M.D.,  chairman and chief executive officer.  "Sierra's core managed  care  operations  continue to make  significant  contributions  to both revenue and income. The company's strong presence in the Las Vegas market allows us to consistently  grow membership  profitably,  through  disciplined  pricing, increased cost sharing and administrative expense management."

     Medical  premium  revenues  increased  nearly 14% to $235.1  million in the first quarter of 2003,  compared to $206.6  million for the same period in 2002.
Sequentially, same-store commercial membership grew by 2.2%, or over 4,000 lives in the company's core Las Vegas market.  The company  continues to see growth in its mid-size  employer group business,  which represents  companies with between
50-500 employees.

     Military  contract  revenues  increased 22% to $104.4  million in the first quarter, compared to $85.5 million for the same period in 2002. This increase is due primarily to change  orders and to expanded  beneficiary  eligibility,  as a result of the mobilization of reservists within Region 1. Sierra Military Health
Services contributed 11% to the company's operating income for the first quarter of 2003.

     As previously  reported on January 15, 2003,  Sierra  announced that it was
seeking  strategic  alternatives  for  its  workers'  compensation   subsidiary.
Effective December 31, 2002, the company reclassified the workers'  compensation insurance  operations as discontinued  operations and the subsidiary was written down to its estimated net realizable value.

     Sierra will host a conference  call with  analysts and investors to discuss
1st quarter results on Wednesday, April 23 at 11am, Eastern.  Interested parties may access the call at  888/425-9978,  with a passcode of  "earnings."  The call will also be web  simulcast on the  company's  website at  www.sierrahealth.com.

     Sierra Health Services,  Inc., based in Las Vegas, is a diversified  health care services company that operates health maintenance organizations,  indemnity and workers' compensation insurers, military health programs, preferred provider organizations and multi-specialty  medical groups.  Sierra's  subsidiaries serve nearly 1.2 million people through health benefit plans for employers, government programs and individuals.

                                   ---more---

Sierra Reports 1st Quarter 2003 p.3/3/3/3/3

     Statements  in  this  news  release  that  are  not  historical  facts  are
forward-looking   and  based  on  management's   projections,   assumptions  and
estimates;  actual results may vary materially.  Forward-looking  statements are subject to certain  risks and  uncertainties,  which include but are not limited to: 1)  potential  adverse  changes in  government  regulations,  contracts  and programs,  including TRICARE,  Medicare,  Medicaid and legislative  proposals to eliminate  or  reduce  ERISA  pre-emption  of state  laws  that  would  increase potential  managed care  litigation  exposure;  2)  competitive  forces that may affect pricing,  enrollment and benefit levels; 3) unpredictable  medical costs, malpractice  exposure,  reinsurance  costs and inflation;  4) impact of economic conditions;  5) changes in healthcare and workers' compensation reserves; 6) our failure to win the  competitive  procurement  for the North Region  TRICARE Next
Generation  contract or obtain an extension of the Medicare Social HMO contract;
and 7) the amount of actual proceeds  realized upon the final disposition of the workers'  compensation  insurance  operation or the inability to dispose of such business. Further factors concerning financial risks and results may be found in documents  filed  with the  Securities  and  Exchange  Commission  and which are incorporated herein by reference.

                                      # # #

SIERRA HEALTH SERVICES, INC., AND SUBSIDIAIRES                                     For the Three Months Ended
Earnings Report                                                                            March 31,
(Unaudited)                                                                     2003                    2002

                                                                              (In thousands, except per share data)

Medical Premiums Revenues.........................................              $235,080                $206,644
Military Contract Revenues........................................               104,413                  85,454
Professional Fees.................................................                 8,704                   7,522
Investment and Other Revenues.....................................                 4,073                   4,128
                                                                                 -------                 -------

Total Revenues....................................................               352,270                 303,748
                                                                                 -------                 -------

Medical Expenses..................................................               190,986                 175,332
   Medical Care Ratio.............................................                 78.3%                   81.9%
   (Medical Expenses/Premiums and Professional Fees)

Military Contract Expenses........................................               101,796                  82,354
General and Administrative Expenses...............................                34,213                  32,549
                                                                                 -------                 -------

Operating Income from Continuing Operations.......................                25,275                  13,513

Interest Expense..................................................                (1,620)                 (3,058)
Other Income (Expense), Net.......................................                   (11)                    146
                                                                                 -------                 -------

Income from Continuing Operations Before Income Taxes.............                23,644                  10,601

Provision for Income Tax..........................................                (8,216)                 (3,459)
                                                                                 -------                 -------

Income from Continuing Operations, Net of Tax.....................                15,428                   7,142

(Loss) Income from Discontinued Operations........................                  (406)                    239
                                                                                 -------                 -------

Net Income........................................................              $ 15,022                $  7,381
                                                                                 =======                 =======

Earnings per Common Share:
   Income from Continuing Operations..............................                  $.53                    $.25
   (Loss) Income from Discontinued Operations.....................                  (.01)                    .01
                                                                                     ---                     ---
   Net Income.....................................................                  $.52                    $.26
                                                                                     ===                     ===

Earnings per Common Share Assuming Dilution:
   Income from Continuing Operations..............................                  $.50                    $.24
   (Loss) Income from Discontinued Operations.....................                  (.01)                    .01
                                                                                     ---                     ---
   Net Income.....................................................                  $.49                    $.25
                                                                                     ===                     ===

Weighted Average Common Shares Outstanding........................                28,928                  28,083
Weighted Average Common Shares Outstanding
   Assuming Dilution..............................................                30,885                  29,882

PERIOD END MEMBERSHIP
                                                                                          At March 31,

Continuing Operations:                                                            2003                    2002
HMO
   Commercial-Nevada..............................................               189,000                 187,000
   Medicare-Nevada................................................                48,800                  45,400
   Medicaid.......................................................                37,400                  27,300
Managed Indemnity.................................................                27,300                  29,500
Medicare Supplement...............................................                18,900                  21,500
Administrative Services...........................................               193,400                 225,200 (a)
TRICARE Eligibles.................................................               672,200                 639,200
                                                                               ---------               ---------

Total Membership, Continuing Operations...........................             1,187,000               1,175,100
                                                                               =========               =========

Discontinued Operations:
   Commercial-Texas...............................................                  -                      1,700
                                                                               =========               =========

(a)  Restated to exclude workers' compensation ASO membership.

                                                                  ##

SIERRA HEALTH SERVICES, INC., AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

                                                                                        March 31,             December 31,
                                                                                          2003                    2002

CURRENT ASSETS:
     Cash and Investments.......................................................       $  246,277              $  228,230
     Other Current Assets......................................................           130,068                 127,140
     Assets of Discontinued Operations..........................................          561,804                 565,058
                                                                                        ---------               ---------
          Total Current Assets.................................................           938,149                 920,428

PROPERTY AND EQUIPMENT, NET....................................................            62,941                  64,868
OTHER ASSETS...................................................................            98,748                  80,670
                                                                                        ---------               ---------
TOTAL ASSETS...................................................................        $1,099,838              $1,065,966
                                                                                        =========               =========

CURRENT LIABILITIES:
     Medical Claims Payable....................................................        $  101,237              $   98,031
     Military Claims Payable...................................................            69,554                  65,223
     Current Portion of Long-Term Debt..........................................              509                     186
     Other Current Liabilities.................................................           117,667                 134,016
     Liabilities of Discontinued Operations....................................           499,209                 500,720
                                                                                        ---------               ---------
          Total Current Liabilities............................................           788,176                 798,176

LONG-TERM DEBT (Less Current Portion)...........................................          115,328                  60,710
OTHER LIABILITIES..............................................................            50,766                  50,515
                                                                                        ---------               ---------
TOTAL LIABILITIES..............................................................           954,270                 909,401
                                                                                        ---------               ---------

STOCKHOLDERS' EQUITY:
     Common Stock...............................................................              156                     155
     Additional Paid-in Capital................................................           198,140                 196,238
     Treasury Stock............................................................           (44,706)                (17,148)
     Accumulated Other Comprehensive Gain......................................                17                     381
     Accumulated Deficit.......................................................            (8,039)                (23,061)
                                                                                        ---------               ---------
TOTAL STOCKHOLDERS' EQUITY.....................................................           145,568                 156,565
                                                                                        ---------               ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....................................        $1,099,838              $1,065,966
                                                                                        =========               =========

SIERRA HEALTH SERVICES, INC., AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

                                                                                            Three Months Ended March 31,
                                                                                           2003                     2002
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income.................................................................        $  15,022                $  7,381
     Adjustments to Reconcile Net Income to Net Cash
        (Used for) Provided by Operating Activities:
            Loss (Income) from Discontinued Operations..........................              406                    (239)
            Depreciation and Amortization.......................................            3,902                   4,944
            Other Adjustments...................................................              711                     749
            Changes in Assets and Liabilities...................................          (20,758)                 (2,174)
                                                                                         --------                 -------
                Net Cash (Used for) Provided by Operating Activities
                   of Continuing Operations.....................................             (717)                 10,661
                                                                                         --------                 -------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures, Net of Dispositions..................................           (5,650)                 (2,780)
     Change in Investments......................................................           47,999                  (7,480)
                                                                                         --------                 -------
               Net Cash Provided by (Used for) Investing Activities
                   of Continuing Operations.....................................           42,349                 (10,260)
                                                                                         --------                 -------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments on Debt and Capital Leases........................................          (60,059)                   (700)
     Proceeds from Senior Convertible Debentures................................          115,000
     Proceeds from Sale-Leaseback Deposit.......................................                                    6,000
     Debt Issue Costs...........................................................           (4,914)
     Purchase of Treasury Stock.................................................          (27,558)
     Stock Issuances............................................................            1,581                   1,466
                                                                                         --------                 -------
        Net Cash Provided by Financing Activities of Continuing Operations......           24,050                   6,766
                                                                                          -------                 -------

CASH PROVIDED BY (USED FOR) DISCONTINUED OPERATIONS.............................            1,244                 (22,741)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............................           66,926                 (15,574)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD................................           45,778                 107,114
                                                                                         --------                 -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD......................................        $ 112,704                $ 91,540
                                                                                         ========                 =======